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                                                                   EXHIBIT 10.16

                              FIRST AMENDMENT TO
                           THE BORDERS GROUP, INC.
                             DIRECTORS STOCK PLAN


The Borders Group, Inc. Director Stock Plan (the "Plan") is hereby amended in the following particulars:

1. Section 1.2 of Article 1 of the Plan is hereby amended to insert the words "and Article 19" after the words "Article 4" in the eighth line thereof.

2.   The following paragraph (o) is hereby added to Article 2 of the Plan:

     "(o) "Option" or "Options" shall mean an option or options granted under
     Article 19 of this Plan"

3. Article 3 of the Plan is hereby amended in its entirety to read as follows:

     "3.    Shares.

            The maximum number of shares which will be reserved for the grant of Shares, Restricted Shares and Options under the Plan shall be 155,521 Shares, which number shall be subject to adjustment as provided in
     Article 11 hereof. Such shares may be either authorized but unissued Shares or Shares that may have been or may be reacquired by the Company.

            If any outstanding Restricted Shares or Options under the Plan shall be forfeited, such Shares or the Shares subject to such Options, as the case may be, shall (unless the Plan shall have been terminated) again become available for use under the Plan to the extent permitted by Rule 16b-3."

4. The word "and" appearing before clause (iii) in paragraph (a) of Article 9 of the Plan is hereby moved to the end of such clause and the following clause (iv) is hereby added at the end of such paragraph:

     "(iv) any Options held by such Participant that have not yet become exercisable shall be forfeited.

5. The word "and" appearing before clause (ii) in paragraph (b) of Article 9 of the Plan is hereby moved to the end of such clause and the following clause (iii) is hereby added at the end of such paragraph:

     "(iii) all outstanding Options held by such Participant shall become immediately exercisable."

6. Article 11 of the Plan is hereby amended to substitute the words "the number of outstanding Restricted Shares, Deferred Shares and Options" for the words "the number of outstanding Restricted Shares and Deferred Shares" in each place in which such words appear therein.



























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7.   Article 15 of the Plan is hereby amended to substitute the words "the
     Plan" for the words "Article 4" in the eighth line thereof.

8. Section 17.2 of Article 17 of the Plan is hereby amended in its entirety to read as follows:

            "17.2 The Plan shall remain in effect until December 31, 2005, unless sooner terminated by the Board; provided, however, that, except as provided in Article 9 hereof, Shares and Dividend Equivalents may be delivered pursuant to a Deferral Election or the exercise of an Option after such date and the Restricted Period of Restricted Shares and the term of Options may extend beyond such date, and the provisions of the Plan shall continue to apply such Deferred Shares, Dividend Equivalents, Restricted Shares and Options."

9.   The following Article 19 is hereby added to the Plan:

     "19.   Stock Options

            Section 19.1 Annual Grant of Options. On the date of each Annual Meeting of shareholders of the Company commencing with the May 16, 1996 Annual Meeting, each eligible director shall receive an Option to purchase 5,000 shares of common stock of the Company.

            Section 19.2 Eligibility for Options. Each director of the Company who is not an officer or employee of the Company and who is serving as a director of the Company on the date of the 1996 Annual Meeting shall be eligible to receive Options on that date. The persons eligible to receive Options on the date of subsequent Annual Meetings shall be persons serving as directors of the Company on such date (including persons elected on such date), who are not officers or employees of the Company and who have held at least the following minimum number of shares since the preceding Annual Meeting: (i) 1997 Annual Meeting - 5,000 shares; (ii) 1998 Annual Meeting - 7,500 shares; (iii) 1999 Annual Meeting and Annual Meetings thereafter - 10,000 shares; provided, however, that the minimum shareholding requirement shall not be applicable to a director who is being initially elected on the date of the applicable Annual Meeting. In calculating the number of shares owned by a director for purposes of the minimum shareholding requirement, all shares previously issued to the director under Section 4 of the Plan and then held by the director, whether restricted or unrestricted, shall be deemed owned by the director.


            Section 19.3 Terms and Conditions of Options. The Options granted to directors under this Plan shall have the following terms and conditions:

                    (a) EXERCISE PRICE.  The exercise price shall be the Fair
            Market Value per Share on the date of grant.

                    (b) TERM OF OPTIONS.  The term of each Option shall be ten years from the date of grant.

                    (c) VESTING AND EXERCISE DATE.  Each Option shall vest and become exercisable on the third anniversary of the date of grant; provided, however, that (i) an Option shall be forfeited in its entirety if the director ceases, at any time prior to his or her exercise of the Option, to hold the minimum number of shares that he or she was required to hold for the one year period prior to the grant to be eligible therefor; (ii) all outstanding Options shall vest and become immediately exercisable in the event of a Change in Control, and (iii) all options held by a director who has served as a director for six years or more shall vest as of the date upon which he or she ceases to serve as a director.































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                 (d) DISCONTINUANCE OF SERVICE AS A DIRECTOR.  An Option may be
            exercised by a director only while he or she is serving as such or within three months thereafter and only if the Option is fully vested and exercisable and has not expired on the date of exercise; provided however, that if on the date upon which the director ceases to serve as such, he or she has ten or more years of full time service as a director of the Company, or if termination of service as a director results from the death or Disability of the director, such three month period shall be extended to three years. In the event of a death of a director, either before or after termination of his or her service as a director, an Option which is otherwise exercisable may be exercised by the person or persons whom the director shall have designated in writing on forms prescribed by and filed with the Board ("Beneficiaries") or, if no such designation has been made, by the person or persons to whom the director's rights shall have passed by the laws of decent and distribution ("Successors"). In the event of a Disability of a director, an option which is otherwise exercisable may be exercised by the director's legal representative or guardian. The Board may require an indemnity and/or such other evidence or assurances as it may deem necessary in connection with an exercise by a legal representative, guardian, Beneficiary, or Successor.

                 (e) EXERCISE AND PAYMENT.  Subject to the terms hereof, an
            Option may be exercised by noticed in writing to the Company specifying the number of shares to be purchased. Payment for the number of shares purchased upon the exercise of an Option shall be made in full at the per share exercise price and such purchase price shall be paid by delivery to the Company of cash (including check or similar draft), in United States dollars or previously owned whole shares otherwise not subject to holding periods under Rule 16b-3. Shares used in payment of the purchase price shall be valued at their Fair Market Value as of the date of notice of exercise is received by the Company. Any shares delivered to the Company shall be in such form as acceptable to the Company.

                 (f) WITHHOLDING TAXES.  The Company may defer making delivery of shares under the Plan until satisfactory arrangements have been made for the payment of any tax attributable to the exercise of the Option. A director may pay all or any portion of all taxes; (i) in cash; (ii) by having the Company withhold whole Shares; (iii) by delivering to the Company whole Shares previously owned by the director having a Fair Market Value not greater than the amount to be withheld; provided, however, that the amount to be withheld may not exceed the director's estimated total Federal, State and local tax obligations associated with the transaction.

                 (g) NON-TRANSFERABILITY.  No Option or any rights with respect thereto shall be subject to any debts or liabilities of an Director, nor be assignable or transferable except by will or the laws of decent and distribution, or be exercisable during the Director's lifetime other than by him or her, nor shall shares be issued to or in the name of anyone other than the Director, provided, however that an Option may be exercised after the death of an Director in accordance with Section 19.3 above and, provided further that any shares issued to an Director may be, at the request of the Director, issued in the name of the Director and/or one other person, as joint tenants with right of survivorship and not as tenants-in-common, or in the name of a trust for the benefit of the Director or for the benefit of the Director and others.

                 (h) TERMINATION BY A DIRECTOR.  A director may at any time elect, in a written notice filed with the Board, to terminate an Option with respect to any number of shares as to which such Option shall not have been exercised.







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                (i) TYPE OF OPTION.  All Options issued under the Plan shall be non-qualified Options.


                (j) RIGHTS AS A STOCKHOLDER. A director shall not have any rights as a stockholder with respect to shares covered by his or her Option until the date of issuance to him or her of a certificate evidencing such shares after the exercise of such Option and payment in full of the exercise price. No adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

10. Notwithstanding any other provision hereof, this Amendment shall not be effective unless and until it is approved and adopted by the shareholders of the Company.

        Except as herein amended, the Plan shall remain in full force and effect.


                                                Borders Group, Inc.

                                                By:  George R. Mrkonic
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                                                Its:  Vice Chairman
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